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                                                              EXHIBIT 10.31

                               SECURITY AGREEMENT

     SECURITY AGREEMENT, dated April 2, 2002 (this "Agreement"), by ANALYTICAL SURVEYS, INC., a Colorado corporation having its principal place of business at 941 North Meridian Street, Suite 100, Indianapolis, Indiana 46204 (the "Grantor"), for the benefit of Tonga Partners, L.P. (the "Secured Party").


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, on the date hereof, the Grantor has executed a senior secured convertible promissory note, in favor of the Secured Party in the principal amount of $2,000,000.00 (the "Note"), issued pursuant to the Note and Warrant Purchase Agreement, dated as of March 21, 2002 between the Grantor and the Secured Party (the "Purchase Agreement"). In order to provide security for the payment of all of the obligations of the Grantor to the Secured Party under the Note, the Grantor has agreed to grant to the Secured Party a continuing lien and security interest in all of the Grantor's assets and property, including, without limitation, all personal property, and to execute this and such other security agreements and instruments as are necessary to grant such lien and security interest and enable the Secured Party to perfect such security interest.

     NOW, THEREFORE, in consideration of the premises contained herein and in the Note and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor agrees with the Secured Party as follows:

Section 1. DEFINITIONS.

     Capitalized terms used in this Security Agreement which are not otherwise defined herein shall have the following meanings:

     "Account" shall have the meaning assigned to such term in the Code.

     "Books and Records" shall mean all books of account, records, files, correspondence, software and data bases of the Grantor, in whatever form appearing.

     "Chattel Paper" shall have the meaning assigned to such term in the Code.

     "Code" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.

     "Collateral" shall have the meaning assigned thereto in Section 2 of this Agreement.

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     "Contract Rights" shall mean all Accounts, Chattel Paper, Documents,
General Intangibles and Instruments (whether or not any of the same are created or evidenced by a Related Contract), and every other right which the grantor may have from time to time under any Related Contract.

     "Document" shall have the meaning assigned to that term in the Code.

     "Equipment" shall have the meaning assigned to that term in the Code.

     "General Intangibles" shall have the meaning assigned to that term in the Code, and shall include, without limitation, all Marks.

     "Governmental Authority" shall mean any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, agency, bureau, body or entity or the United States of America or of any state, county, municipality or other political subdivision located therein.

     "Instrument" shall have the meaning assigned to that term in the Code.

     "Inventory" shall have the meaning assigned to that term in the Code.

     "Marks" shall mean all trademarks, copyrights and service marks (registered or unregistered), all registrations, recordings and applications made, filed or recorded in the United States Patent and Trademark Office or any similar office or agency of any other Governmental Authority for trademarks or service marks, all other trademarks, copyrights, trade names, fictitious business names, business names, company names, corporate names, business identifiers, trade styles, trade dress, service marks, logos or designs, and all other property or rights of similar nature, all renewals, reissues and extensions of any of the foregoing, the goodwill of the Grantor's business symbolized by any of the foregoing, all licenses and license agreements by any of the foregoing, all licenses and license agreements with respect to any of the foregoing, and all Proceeds of and rights associated with any of the foregoing (including, but not limited to, all license royalties, all claims of right or priority of use and all causes of action and rights to collect damages now or hereafter existing by reason of any past, present or future infringement or dilution of any of the foregoing of injury to the associated goodwill).

     "Proceeds" shall mean whatever is received by the Grantor upon the sale, exchange, collection or other disposition of any Collateral or any proceeds therefrom, and shall include, without limitation, all "proceeds" as that term is defined in the Code.

     "Related Contract" shall mean any contract, instrument or other document which creates, evidences, secures or guarantees any Contract Right.


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Section 2. GRANT OF SECURITY INTEREST.

     The Grantor hereby pledges, assigns and grants to the Secured Party a continuing security interest in and lien on all assets and property of the Grantor, including, without limitation, all personal property of the Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible, including, without limitation, all Accounts, Contract Rights, Equipment, Inventory, Proceeds, Books and Records and, to the extent not otherwise included all payments under insurance (whether or not the Secured Party is the loss payee) or under any indemnity, warranty, guaranty or government award which is payable by reason of any damage to, or any loss, taking or condemnation of, any of the foregoing (collectively, the "Collateral"). The continuing security in and lien on the Collateral granted by the Grantor to the Secured Party pursuant to this Agreement shall expire and this Agreement shall be of no further force or effect at such time that the Grantor consummates a subsequent financing with a third party in an aggregate amount of $4,000,000 or greater.

Section 3. OBLIGATIONS SECURED.

     The Collateral hereunder constitutes and will constitute continuing security for the strict performance and observance by the Grantor of the prompt payment, when due, of all present and future obligations and indebtedness of the Grantor to the Secured Party under the Note (after giving effect to any offset rights of the Grantor thereunder with respect thereto) and of the Grantor under this Agreement (collectively, the "Obligations").

Section 4. GRANTOR REMAINS LIABLE.

     Anything herein to the contrary notwithstanding, in the absence of the Secured Party's express prior written consent thereto, (a) the Grantor shall remain liable under any and all contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under any contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantor under any such contract or agreement or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 5. REPRESENTATIONS AND WARRANTIES.

     The Grantor represents and warrants to the Secured Party that:


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     5.1 The Grantor is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, is duly qualified and in good standing under the laws of each jurisdiction where the character of its properties or the transaction of its business makes such qualification necessary, and has full power to own or hold under lease its properties and assets and to carry on its business as now being conducted.

     (a) The Grantor has full power and authority to execute, deliver and perform this Agreement which has been duly authorized by all necessary and proper corporate action. No consent of stockholders or of any public authority is required as a condition to the validity of this Agreement. The making and performance by the Grantor of this Agreement will not violate any provision of law and will not conflict with or result in the breach of any order, writ, injunction or decree of any court or government instrumentality, or its charter or by-laws or create a default under any agreement, note or indenture to which it is a party or by which it is bound or to which any of its property is subject, or result in the imposition of any lien, charge, security interest or encumbrance of any nature whatsoever upon any of its properties or assets, except for the liens created under this Agreement.

     (b) This Agreement has been duly executed and delivered, and constitutes the legal, valid and binding obligation of the Grantor, enforceable in accordance with its terms.

     5.2 The Grantor has good title to and is the lawful owner of the Collateral free from all claims, liens, encumbrances, charges or security interests whatsoever. Except as provided in Section 6.9 of this Agreement, the Collateral will at all times be kept at the location(s) set forth on Exhibit A hereto.

     5.3 The provisions of this Agreement create a valid, and upon filing a UCC-1 financing statement with the Secretary of State of the State of Colorado, a perfected security interest in the Collateral, enforceable in accordance with its terms.

     5.4 There are no judgments outstanding against the Grantor and there are no actions or proceedings before any court or administrative agency pending or, to the knowledge of the Grantor, threatened against the Grantor which, if determined adversely to the Grantor, would affect title to or possession of the Collateral.

     5.5 The Grantor's principal office and place of business where it maintains its records concerning the Collateral is at its address stated above. The Grantor has no other office or place of business except as indicated on Exhibit A hereto.

Section 6. COVENANTS.

     The Grantor covenants and agrees that from the date of this Agreement until payment in full of all of the Obligations:


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     6.1 The Grantor shall keep and maintain the Collateral insured against loss or damage by fire and all other risks as is customarily maintained by similar businesses for the full insurable value thereof. Such policies shall by their terms provide that the Secured Party be given at least 30 days prior written notice of any amendment, modification or cancellation thereof and that the Secured Party shall have the option, but not the obligation, to pay the premiums to continue such insurance in effect or obtain like coverage. The originals or certificates of all such policies shall be delivered to the Secured Party. The Grantor agrees that any payment made by the Secured Party pursuant to the foregoing authorization, shall bear interest thereon at the rate of 10% from the date of such payment and shall become part of the Obligations and be shall secured by the Collateral pursuant to the terms of this Agreement. Upon an Event of Default, the Grantor hereby appoints the Secured Party as its attorney-in-fact to make, adjust or settle any claim under any insurance policy insuring the Collateral.

     6.2 The Grantor shall maintain the Collateral in good repair, working order and condition, subject to normal wear and tear, and make all reasonable repairs, replacements, additions and improvements thereto.

     6.3 The Grantor shall give the Secured Party full and free access to the Collateral and to all books, correspondence and records of the Grantor with respect thereto upon reasonable notice and at all reasonable times, and shall permit upon the occurrence and continuance of an Event of Default (as hereinafter defined) the Secured Party and its representatives to examine the same and to make extracts therefrom all at the Grantor's expense.

     6.4 The Grantor shall promptly pay and discharge or cause to be paid and discharged all its obligations and liabilities including, without limitation, all taxes, assessments and governmental charges upon it or its income or properties, when due unless and to the extent only that the same shall be contested in good faith and by appropriate proceedings and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a lien against any of its property.

     6.5 The Grantor shall do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence and all franchises, rights and privileges necessary for the proper conduct of its business, and continue to engage in the business of the same type as now conducted by it.

     6.6 The Grantor shall not grant, permit or suffer to exist any lien, claim, security interest or encumbrance upon the Collateral, except those in favor of the Secured Party, unless and to the extent only that the same shall be contested in good faith and by appropriate proceedings and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a lien against any of the Collateral.


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     6.7 The Grantor shall notify the Secured Party in writing within 5 business days after the occurrence thereof, of the occurrence of any event which constitutes, or which with notice or lapse of time, or both, would constitute an Event of Default (as hereinafter defined).

     6.8 The Grantor shall execute and deliver such further or additional instruments and assurances, and take all such additional action as the Secured Party may require for the purpose of carrying out the provisions of this Agreement.

     6.9 The Grantor shall not sell, assign, lease or otherwise dispose of the Collateral except in the ordinary course of business.

     6.10 The Grantor shall not change its principal office or the place where it maintains its records pertaining to the Collateral as specified in Section
5.6 hereof without giving the Secured Party at least 30 days prior written notice thereof.

     6.11 The Grantor shall not remove or permit the removal of the Collateral from its present location as set forth on Exhibit A hereto except in the ordinary course of business without the prior written consent of the Secured Party.

Section 7. OPTION TO PERFORM OBLIGATION OF THE GRANTOR IN RESPECT OF THE COLLATERAL.

     If the Grantor fails or refuses to make any payment, perform any covenant or obligation, or take any other action which the Grantor is obligated hereunder to perform, observe, take or do, then the Secured Party may, at its option, without notice or demand upon the Grantor and without releasing the Grantor from any obligation or covenant hereof, perform, observe, take or do the same in such manner and to such extent as the Secured Party may deem necessary to protect any of the Collateral and their rights hereunder including, without limitation, obtaining insurance and the payment of any taxes and the payment of any sums necessary to discharge liens or security interests at any time levied or placed on the Collateral.

Section 8. EVENTS OF DEFAULT.

     For purposes of this Agreement, any of the following events shall constitute an "Event of Default":

     8.1 The Grantor shall fail to make any payment when due of principal and interest on the Note when such payment is due thereunder;

     8.2 The Grantor shall default in the performance or observance of any covenant or agreement contained in this Agreement and such default is not fully cured within three (3) business days after the occurrence thereof;


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     8.3 Any representation or warranty made by or on behalf of the Grantor in this Agreement or the other Transaction Documents (as defined in the Purchase Agreement) or in any other certificate, agreement, instrument or statement delivered to the Secured Party by or on behalf of the Grantor shall at any time prove to have been incorrect when made in any material respect;

     8.4 An Event of Default (as defined in the Note) shall have occurred and be continuing.

     8.5 There shall be a defect in the Grantor's title to any of the Collateral and such defect in title shall not have been cured or removed within 20 days after the Grantor's receipt of written notice thereof;

     8.6 The Grantor shall become insolvent, make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, admit in writing its inability to pay its debts as they mature, petition or apply for, consent to, or acquiesce in the appointment of, a trustee or receiver for the Grantor or for a substantial part of its property; or any other bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy, insolvency law, or any dissolution or liquidation proceeding shall be instituted by or against the Grantor, and if instituted against it, shall be consented to or acquiesced in by the Grantor or shall not be dismissed or, if contested, stayed within a period of 90 days; or any judgment, writ of attachment or execution or any similar process shall be issued or levied against a substantial part of the property of the Grantor and shall not be released, stayed, bonded or vacated within a period of 90 days after its issue or levy;

     8.7 The Grantor shall, at any time without the prior written consent of the Secured Party, enter into an agreement to change the location of the Collateral or permit any change in such location of the Collateral from that specified in Section 5.3 hereof except as permitted by Section 6.9 of this Agreement, and/or

     8.8 The lien created hereunder shall, for any reason other than by or through the conduct of the Secured Party, cease to be valid.

Section 9. REMEDIES.

     In case any Event of Default shall have occurred and be continuing, the Secured Party shall have, in addition to all other rights and remedies given it by this Agreement or the Note, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which any of the Collateral may be located and, without limiting the generality of the foregoing, the Secured Party may immediately, without demand of performance and without notice of intention to sell or of time or place of sale or redemption or other notice or demand whatsoever to the Grantor, all of which are hereby expressly waived, and without advertisement, enter onto the premises where the Collateral is


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located and take possession thereof without liability for any lawsuit or action, and sell, lease or otherwise dispose of all or any part of the Collateral or any interest which the Grantor may have therein, either at public or private sale or otherwise, and after deducting from the proceeds of sale or other disposition of the Collateral all expenses (including all reasonable fees and expenses of counsel) as provided in Section 14 hereof, shall apply the residue of such proceeds toward the payment of the Obligations. If notice of any sale or other disposition is required by law to be given, the Grantor hereby agrees that a notice sent at least ten (10) days before the time of any intended public sale or before the time after which any private sale or other disposition of the Collateral is to be made shall be reasonable notice of such sale or other disposition. The Grantor agrees to assemble the Collateral, or cause it to be assembled, at such place or places as the Secured Party may designate by written notice to the Grantor. At any such sale or other disposition, the Secured Party may purchase the whole or any part of the Collateral, free from any right of redemption on the part of the Grantor, which right is hereby waived and released. Without limiting the generality of the rights and remedies conferred upon the Secured Party under this Section 9, the Secured Party may: (a) enter upon the premises of the Grantor and take immediate possession of the Collateral, either personally or by means of a receiver appointed by a court therefor, using all lawful force to do so; (b) at the Secured Party's option, use, operate, manage and control the Collateral in any lawful manner; (c) collect and receive all rents, income, revenue, earnings, issue and profits therefrom; and (d) maintain, repair, renovate, alter or remove the Collateral as the Secured Party may determine in their discretion and any monies so collected or received by the Secured Party shall be applied to, or may be accumulated for application upon the Obligations and the Grantor shall be liable for any deficiency. If a surplus remains after the satisfaction in full of the Obligations, the Secured Party shall promptly deliver such surplus to the Grantor.

Section 10. POWER OF ATTORNEY.

     The Grantor authorizes the Secured Party and does hereby make, constitute and appoint the Secured Party and agents of the Secured Party with full power of substitution, as the Grantor's true and lawful attorney-in-fact with power, in its own name or in the name of the Grantor, upon the occurrence and continuance of any Event of Default, to endorse any notes checks, drafts, money orders, or other instruments of payment (including, payments under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; to sign and endorse any documents relating to the Collateral; to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; to grant, collect, receipt or, compromise, settle and sue for monies due in respect of the Collateral; and generally, to do at the Secured Party's option and at the Grantor's expense, at any time, or from time to time all act and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Grantor's security interests therein in order to effect the intent of this Agreement, as fully and effectually as the Grantor might or could do; and the Grantor hereby ratifies all that said attorney shall do or cause to be done by virtue hereof. THIS POWER OF ATTORNEY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE FOR AS LONG AS ANY OF THE


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OBLIGATIONS SHALL BE OUTSTANDING. The Grantor agrees that any reasonable fees, costs and expense incurred by the Secured Party pursuant to the foregoing authorization, and interest thereon at the rate prescribed in the Note from the date of incurring any such reasonable fees, costs and expense, shall become part of the Obligations and be secured by the Collateral.

Section 11. NOTICES.

     All notices, requests, demands and other communications to or upon the respective parties hereto shall be deemed to have been given or made three days after deposited in the mails and sent by registered or certified mail, postage prepaid, return receipt requested, or when delivered personally, to the parties at their addresses hereinabove provided, or to such other addresses as may hereafter be designated in writing by the respective parties hereto.

Section 12. NO WAIVER; REMEDIES CUMULATIVE.

     No failure on the part of the Secured Party to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 13. FINANCING STATEMENTS; FURTHER ASSURANCES; FILING.

     The Grantor shall deliver UCC-1 financing statements in form and substance satisfactory to the Secured Party and with the Secured Party's security interest duly noted thereon with respect to the Collateral for filing at the appropriate offices. Thereafter, within 10 business days after the Secured Party's written request therefor, the Grantor shall cause such additional Uniform Commercial Code financing statements with respect to the Collateral or any modifications or amendments to any such financing statements (all in form and substance reasonable satisfactory to the Secured Party) to be delivered to the Secured Party for filing at the appropriate offices. The Grantor from time to time, at its sole expense, will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Secured Party may reasonably request, and hereby authorizes the Secured Party to take all action (including the filing of any financing statements, continuation statements or amendments thereto with respect to the Collateral without the signature of the Grantor where permitted by law) as the Secured Party in each case may deem reasonably necessary, proper or desirable in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Secured Party shall execute and deliver to the Grantor terminations to any such financing


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statements within 3 business days of the Grantor's request therefore upon payment of the Obligations.

Section 14. COSTS AND EXPENSES.

     The Grantor shall reimburse the Secured Party for all costs and expenses incurred by it and shall pay the reasonable fees and disbursements of counsel to the Secured Party in connection with enforcement of the Secured Party's rights hereunder.

Section 15. AMENDMENTS.

     No amendment, modification or waiver of any provision of this Agreement nor consent to any departure by the Grantor therefrom shall be effective unless the same shall be in writing and signed by the Secured Party and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 16. TERMINATION.

     Upon the payment in full of all Obligations, the Secured Party shall execute and deliver to the Grantor all such documents and instruments as shall be necessary to evidence termination of this Agreement and the security interests created hereunder; provided, however, the obligations of the Grantor under Section 13 hereof shall survive any termination under this Section 16.

Section 17. GOVERNING LAW.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.

Section 18. ASSIGNMENT, ETC.

     The Grantor shall not assign, pledge, mortgage, sublet or otherwise transfer or encumber any of its rights or obligations, as the case may be, under this Agreement without the Secured Party's prior written consent. Any such purported assignment, pledge, mortgage, sublet, transfer or other action without such written consent shall be void. This Agreement shall be binding upon each of the Grantor and its successors and shall inure to the benefit of the Secured Party and its successors and assigns.

Section 19. SEVERABILITY.

     The provisions of this Agreement are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or


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unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized representatives on the date first above written.


                                                ANALYTICAL SURVEYS, INC.



                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                Tonga Partners, L.P.



                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:



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                                                                       Exhibit A
                                                                              to
                                                              Security Agreement

                          Grantor's Places of Business

     The following address is the location where the Collateral is kept in accordance with the Security Agreement:

                           941 North Meridian Street
                           Suite 100
                           Indianapolis, Indiana 46204